--------------------------------------------------------------------------------
                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------


[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

--------------------------------------------------------------------------------




                                New England Adjustable Rate U.S. Government Fund

                                                             [Graphic Omitted]

---------------------
    JUNE 30, 1998
---------------------

                                                                     August 1998
--------------------------------------------------------------------------------

[Photo of Henry L.P. Schmelzer

Dear Shareholder:

Investors had reason for comfort during the first half of 1998.

After stunning gains in each of the last three years, the stock market behaved more like its customary self: Major market indicators moved up for a time, slid back and were once again in recovery mode at the end of the period. This pattern largely reflected investors' responses to fast-changing events in Asia. Unpredictable markets call to mind the long-term experience of millions of mutual fund investors; those of us who held firm to our plans as markets entered difficult periods were often rewarded as markets recovered. The longer you stay invested the less interim ups and downs -- here or overseas -- should concern you.

News from the Far East drove bond market sentiment as well. In the United States, faltering Asian economies meant lower prices on many imported goods, putting pressure on prices and corporate earnings. With slower growth now a real possibility and with little immediate evidence of inflation, the Federal Reserve Board left short-term interest rates unchanged, while long-term rates fell to record lows in mid-June.

In the pages that follow, you can read about how your Fund's management dealt with the disruptions in the Pacific region and their impact on our domestic economy. But beyond Asia's present problems, and notwithstanding the inevitable ebb and flow of our own business cycle, there are reasons to be optimistic about investment prospects over the next several years. For example, vast, under-served populations in China and elsewhere represent huge potential demand for consumer goods. Here in the United States, there is the prospect of a demography-driven spending wave, as millions of baby-boomers enter their peak consumption years. Events may turn out differently -- volatility will always be part of investing -- but as much as the markets may waver, the watchwords for many long-term investors are constant: diversify and persist.

While you are thinking about your investments, take a few minutes to review your portfolio. It's possible that three years of strong market gains have tilted your holdings disproportionately toward aggressive stock funds. If so, you and your financial representative can adjust the balance easily using some of New England Funds' more conservative equity or bond funds to reallocate your assets in line with your long-term goals and comfort level. Once you are satisfied with your portfolio's balance, be sure to stay in touch with your financial professional, invest regularly and don't try to guess what the market will do next.

Thank you for your continued support of New England Funds.

Sincerely,

/s/ Henry L.P. Schmelzer

Henry L.P. Schmelzer
President

PREPARING FOR THE YEAR 2000
--------------------------------------------------------------------------------
New England Funds continues to work to provide high quality service as we move into the new century. Since last year we have devoted significant resources to identifying, analyzing and resolving computer issues related to Year 2000. As a further measure, we have focused on year-end 1998 as a target for preparedness by vendor and service agency systems that we rely on for support. We expect major systems to be ready before the end of the year, with a year of quality assurance to follow.

--------------------------------------------------------------------------------
                NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

                                        INVESTMENT RESULTS THROUGH JUNE 30, 1998
--------------------------------------------------------------------------------

Putting Performance in Perspective
The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

[A chart in the form of a line graph appears here illustratng a $10,000 investment in the Fund compared to the Lehman Adjustable Rate Mortgage Index and the Cost of Living since 12/31/91. The data for this chart are as follows:]

                        December 1991 through June 1998
           Compared to Lehman Adjustable Rate Mortgage (ARM) Index(4)
                            and the Cost of Living(5)

                               With
                 Net          Maximum                        Cost
                Asset          Sales         Lehman           of
               Value(1)       Charge(2)      Arm(4)         Living(5)
               --------       -------        ------         ---------
12/31/91       $10,000        $ 9,900        $10,000        $10,000
    6/92       $10,282        $10,179        $10,355        $10,167
    6/93       $10,789        $10,681        $11,028        $10,472
    6/94       $10,936        $10,826        $11,112        $10,733
    6/95       $11,588        $11,473        $12,041        $11,059
    6/96       $12,243        $12,121        $12,801        $11,363
    6/97       $13,034        $12,904        $13,817        $11,625
    6/98       $13,724        $13,586        $14,750        $11,806

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B share performance will vary based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

--------------------------------------------------------------------------------
                NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

                                         AVERAGE ANNUAL TOTAL RETURNS -- 6/30/98
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   CLASS A (Inception 10/18/91) 6 MONTHS    1 YEAR    5 YEARS    SINCE INCEPTION
   Net Asset Value(1)             2.20%      5.28%     4.93%          5.03%
   With Max. Sales Charge(2)      1.23       4.30      4.71           4.86
   Lehman ARM Index(4)            3.01       6.75      5.99           N/A
   Lipper ARM Average(6)          2.22       5.10      4.87           4.80
   (calculated from 10/31/91)
--------------------------------------------------------------------------------
   CLASS B (Inception 9/13/93)   6 MONTHS         1 YEAR        SINCE INCEPTION
   Net Asset Value(1)              1.94%           4.50%             4.15%
   With CDSC(3)                   -3.03           -0.48              3.80
   Lehman ARM Index(4)             3.01            6.75              6.07
   (calculated from 9/30/93)
   Lipper ARM Average(6)           2.22            5.10              4.81
   (calculated from 9/30/93)
--------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

Notes to Charts
(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 1% at the time of purchase of Class A shares.
(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.
(4) Lehman Adjustable Rate Mortgage (ARM) Index is an unmanaged index of adjustable rate mortgages of short to intermediate maturities. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
(5) Cost of Living is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, calculated by the U.S. Bureau of Labor Statistics.
(6) Lipper Adjustable Rate Mortgage (ARM) Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

--------------------------------------------------------------------------------
                NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

--------------------------


[Photo of Scott Nicholson]


--------------------------
Scott Nicholson
Back Bay Advisors, L.P.


Q. How did New England Adjustable Rate U.S. Government Fund perform over the past six months?

For the six-month period ending June 30, 1998, the Fund's Class A shares generated a total return of 2.20%, including a $0.05 per share drop in net asset value to $7.34 and the reinvestment of $0.21 per share in dividend distributions.

Q. What was the investment environment for adjustable rate mortgage securities
   (ARMS)?

The environment was challenging for ARMS investors. Whereas declining rates are positive for most bonds, they are negative for ARMS because they encourage mortgage holders to refinance into lower-rate mortgages. In the current environment, many mortgage holders have chosen to prepay their loans and refinance out of ARMS into fixed-rate mortgages so that they can secure a low interest rate for the life of the mortgage.

Q. How did you manage the Fund to minimize the effect of these conditions?

We reduced the Fund's exposure to ARMS to about two-thirds of assets, keeping it close to the minimum required by the prospectus. We opted instead to increase our holdings of callable agency securities and U.S. Treasuries with high coupons (stated fixed rates of interest) and short maturities. These securities decreased the Fund's exposure to prepayments and still provided an attractive stream of income. Additionally, we purchased floating rate securities issued by the Small Business Administration. The coupon of these securities is pegged to an index, the prime rate, and rises and falls with changes in that index. We believe floating rate bonds added value to the Fund because of their attractive yield and tie to the prime rate. The prime rate increases quickly in a rising interest rate environment and falls slowly when interest rates decline. This type of response to interest rate changes protects and enhances the Fund's income.

                                PORTFOLIO MIX -- 6/30/98
               -----------------------------------------
                ARMS                               68%
                U.S. Gov't. Agency Securities      18%
                U.S. Treasuries                    12%
                Cash Equivalents                    2%

               Portfolio holdings are subject to change.
               -----------------------------------------

Q. What is your outlook for ARMS?

We anticipate a continuation of many of the trends witnessed over the past six months, including economic strength in the United States, low inflation and concerns about economic problems in Asia. We believe the Federal Reserve Board will act cautiously, keeping interest rates low while it evaluates the extent to which the Asian situation reduces both U.S. economic activity and inflationary pressures. However, as long as interest rates remain low, we expect high prepayment rates to dampen returns in the ARMS market.

On the positive side, we believe a limited supply of ARMS should act as a support to prices. Supply has declined as older ARMS with higher coupons have been paid off. Further, new issuance is minimal because many consumers opt for fixed-rate mortgages, given the low level of interest rates. In this environment, we will seek those investments that provide attractive yields and price stability while minimizing the Fund's exposure to prepayment risk.

Portfolio commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

-------------------------------------------------------------------------------------------------------------
                                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------------------------------------
Investments as of June 30, 1998
(unaudited)

BONDS AND NOTES--96.5% OF TOTAL NET ASSETS

       FACE
      AMOUNT              DESCRIPTION                                                            VALUE (a)
-------------------------------------------------------------------------------------------------------------
                          GOVERNMENT AGENCIES (c)--84.5%
        $ 5,000,000       Federal Home Loan Mortgage Corp., 6.000%, 6/15/01 ..............      $  4,990,600
          4,398,800       Federal Home Loan Mortgage Corp., 6.382%, 10/15/23, (e) ........         4,448,286
          1,423,473       Federal Home Loan Mortgage Corp., 6.784%, 11/01/35 .............         1,464,626
          1,278,883       Federal Home Loan Mortgage Corp., 7.146%, 4/01/22, (d) .........         1,301,468
          3,253,328       Federal Home Loan Mortgage Corp., 7.273%, 1/01/25 ..............         3,335,182
          4,012,307       Federal Home Loan Mortgage Corp., 7.334%, 1/01/20, (d) .........         4,155,265
            971,648       Federal Home Loan Mortgage Corp., 7.430%, 6/01/22, (d) .........           997,454
            959,009       Federal Home Loan Mortgage Corp., 7.544%, 6/01/22, (d) .........           995,126
          2,470,677       Federal Home Loan Mortgage Corp., 7.551%, 5/01/19, (d) .........         2,576,076
          1,922,576       Federal Home Loan Mortgage Corp., 7.563%, 5/01/23, (d) .........         1,978,446
          2,576,503       Federal Home Loan Mortgage Corp., 7.594%, 2/01/22 ..............         2,659,827
          2,366,311       Federal Home Loan Mortgage Corp., 7.622%, 5/01/23, (d) .........         2,436,922
            986,470       Federal Home Loan Mortgage Corp., 7.625%, 10/01/21, (d) ........         1,016,991
          2,120,254       Federal Home Loan Mortgage Corp., 7.631%, 7/01/26, (d) .........         2,165,309
          1,647,522       Federal Home Loan Mortgage Corp., 7.652%, 1/01/23, (d) .........         1,708,793
          3,180,815       Federal Home Loan Mortgage Corp., 7.677%, 1/01/19, (d) .........         3,331,395
          1,850,586       Federal Home Loan Mortgage Corp., 7.754%, 12/01/22, (d) ........         1,876,901
          1,412,478       Federal Home Loan Mortgage Corp., 7.766%, 3/01/25, (d) .........         1,442,493
          3,879,395       Federal Home Loan Mortgage Corp., 7.784%, 4/01/25, (d) .........         4,038,218
            766,185       Federal Home Loan Mortgage Corp., 7.842%, 12/01/25 .............           778,635
          3,010,596       Federal Home Loan Mortgage Corp., 7.869%, 4/01/29, (d) .........         3,093,869
          2,134,815       Federal Home Loan Mortgage Corp., 7.871%, 10/01/23, (d) ........         2,183,852
            663,851       Federal Home Loan Mortgage Corp., 7.875%, 8/01/22, (d) .........           682,525
            676,630       Federal Home Loan Mortgage Corp., 7.930%, 9/01/22, (d) .........           699,675
          1,428,748       Federal Home Loan Mortgage Corp., 7.974%, 7/01/25, (d) .........         1,467,152
          3,311,188       Federal Home Loan Mortgage Corp., 7.984%, 9/01/23, (d) .........         3,394,498
          1,353,731       Federal Home Loan Mortgage Corp., 8.000%, 8/01/24, (d) .........         1,374,037
          1,499,625       Federal Home Loan Mortgage Corp., 8.059%, 9/01/23, (d) .........         1,535,241
            421,920       Federal National Mortgage Association, 5.917%, 9/01/23, (d) ....           420,338
          5,000,000       Federal National Mortgage Association, 6.100%, 10/06/00 ........         5,015,600
          4,217,627       Federal National Mortgage Association, 6.321%, 6/01/27 .........         4,259,804
          2,000,000       Federal National Mortgage Association, 6.330%, 3/10/03 .........         1,995,620
          1,706,026       Federal National Mortgage Association, 6.464%, 7/01/19, (d) ....         1,718,548
          5,000,000       Federal National Mortgage Association, 6.540%, 9/08/00 .........         5,006,250
          2,737,019       Federal National Mortgage Association, 6.597%, 7/01/27 .........         2,799,040
            373,439       Federal National Mortgage Association, 6.676%, 6/01/19, (d) ....           377,465
          1,135,578       Federal National Mortgage Association, 6.771%, 1/01/20, (d) ....         1,152,964
          3,192,709       Federal National Mortgage Association, 6.958%, 4/01/26 .........         3,274,027
          1,072,720       Federal National Mortgage Association, 7.405%, 5/01/22, (d) ....         1,108,260
          1,451,504       Federal National Mortgage Association, 7.418%, 4/01/23, (d) ....         1,492,553
          2,353,345       Federal National Mortgage Association, 7.460%, 7/01/24, (d) ....         2,407,025
            383,010       Federal National Mortgage Association, 7.501%, 5/01/20, (d) ....           396,894
            253,752       Federal National Mortgage Association, 7.505%, 8/01/17, (d) ....           259,223
          2,739,145       Federal National Mortgage Association, 7.584%, 4/01/24, (d) ....         2,820,881
          2,184,319       Federal National Mortgage Association, 7.617%, 9/01/25, (d) ....         2,239,277
          1,122,168       Federal National Mortgage Association, 7.621%, 5/01/25, (d) ....         1,146,541
          2,048,749       Federal National Mortgage Association, 7.641%, 11/01/20, (d) ...         2,123,651
          1,574,351       Federal National Mortgage Association, 7.665%, 11/01/25, (d) ...         1,607,317
          7,966,490       Federal National Mortgage Association, 7.750%, with various
                            maturities to 6/01/22(d)(c) ..................................         8,316,116
          1,065,795       Federal National Mortgage Association, 7.789%, 7/01/17, (d) ....         1,110,921
            569,392       Federal National Mortgage Association, 7.851%, 7/01/23, (d) ....           578,200
          1,796,090       Federal National Mortgage Association, 7.978%, 1/01/24, (d) ....         1,890,098
          3,146,129       Government National Mortgage Association, 6.875%, 2/20/23 ......         3,219,875
          8,592,105       Government National Mortgage Association, 7.000%, with various
                            maturities to 8/20/25(c) .....................................         8,792,129
         15,219,159       Government National Mortgage Association, 7.375%, with various
                          maturities to 6/20/23(c)(d) ....................................        15,570,468
          6,453,230       Small Business Administration Guaranteed Loan, 6.000%, 1/25/23 .         6,469,363
          5,242,966       Small Business Administration Pool Certificates,
                          6.000%, 6/25/23 ................................................         5,256,073
                                                                                                ------------
                                                                                                 154,953,383
                                                                                                ------------
                          U.S. GOVERNMENT--12.0%
         15,000,000       United States Treasury Notes, 7.500%, 11/15/01 .................        15,888,300
          6,000,000       United States Treasury Notes, 8.875%, 2/15/99 ..................         6,121,860
                                                                                                ------------
                                                                                                  22,010,160
                                                                                                ------------
                          Total Bonds and Notes (Identified Cost $176,741,217) ...........       176,963,543
                                                                                                ------------

SHORT TERM INVESTMENT--1.7%

           FACE
          AMOUNT          DESCRIPTION                                                            VALUE (a)
------------------------------------------------------------------------------------------------------------
       $  3,000,000       Repurchase Agreement with State Street Corp. dated 6/30/98 at 5.000% to be repurchased at $3,000,416 on 7/01/98,
                            collateralized by 2,655,000 U.S. Treasury Bond, 8.375%,
                            due 8/15/08, valued at $3,063,206. ...........................      $  3,000,000
                                                                                                ------------
                          Total Short Term Investment (Identified Cost $3,000,000) .......         3,000,000
                                                                                                ------------
                          Total Investments--98.2% (Identified Cost $179,741,217)(b) .....       179,963,543
                          Other assets less liabilities  .................................         3,371,740
                                                                                                ------------
                          Total Net Assets--100% .........................................      $183,335,283
                                                                                                ============

       (a)  See Note 1a of Notes to Financial Statements.
       (b)  Federal Tax Information: At June 30, 1998 the net unrealized appreciation on investments based on cost for federal income tax purposes of $179,741,217 was as follows:

            Aggregate gross unrealized appreciation for all investments in which there is
            an excess value over tax cost ................................................      $    695,050
            Aggregate gross unrealized depreciation for all investments in which there is
            an excess of tax cost over value .............................................          (472,724)
                                                                                                ------------
            Net unrealized appreciation ..................................................      $    222,326
                                                                                                ============
            At December 31, 1997 the Fund had a capital loss carryover of approximately
            $14,291,537 of which $5,625,994 expires on December 31, 2002, $6,075,626 expires on December 31, 2003, $2,134,629 expires on December 31, 2004 and
            $455,288 expires on December 31, 2005. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
       (c)  The Fund's investments in mortgage backed securities of the Federal Home Loan
            Mortgage Corporation and Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of these issues which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
       (d)  Variable rate mortgage backed securities. The interest rates change on these instruments monthly based on changes in a designated base rate. The rates shown were those in effect at June 30, 1998.
       (e)  Collateralized mortgage obligation.

                               See accompanying notes to financial statements.

---------------------------------------------------------------------------------------------------
                                 STATEMENT OF ASSETS & LIABILITIES
---------------------------------------------------------------------------------------------------
June 30, 1998
(unaudited)

ASSETS
  Investments at value (Identified cost $179,741,217) ......                           $179,963,543
    Fund shares sold .......................................                                 18,881
    Securities sold ........................................                                137,912
    Dividends and interest .................................                              4,139,106
  Prepaid registration expense .............................                                  7,000
                                                                                       ------------
                                                                                        184,266,442
LIABILITIES
    Due to custodian bank ..................................        $ 38,056
    Fund shares redeemed ...................................         325,459
    Dividends declared .....................................         377,863
    Management fees ........................................         132,283
    Deferred trustees' fees ................................          11,182
    Accounting and administrative ..........................           4,218
    Other ..................................................          42,098
                                                                    --------                931,159
                                                                                       ------------
  NET ASSETS ...............................................                           $183,335,283
                                                                                       ============
    Net Assets consist of:
      Capital paid in ......................................                           $198,708,562
      Undistributed net investment income ..................                                426,845
      Accumulated net realized losses ......................                            (16,022,450)
      Unrealized appreciation on investments ...............                                222,326
                                                                                       ------------
  NET ASSETS ...............................................                           $183,335,283
                                                                                       ============

Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($180,334,693 divided by 24,574,391 shares of beneficial
  interest) ................................................                               $7.34
                                                                                           =====
OFFERING PRICE PER SHARE (100/99 OF $7.34) .................                               $7.41*
                                                                                           =====

Net asset value and offering price of Class B shares
  ($3,000,590 divided by 409,031 shares of beneficial
  interest) ................................................                               $7.34**
                                                                                           =====

 *Based upon single purchases of less than $1,000,000.
  Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                          See accompanying notes to financial statements.

---------------------------------------------------------------------------------------------------
                                      STATEMENT OF OPERATIONS
---------------------------------------------------------------------------------------------------
Six months Ended June 30, 1998
(unaudited)

INVESTMENT INCOME
  Interest ...................................................                           $6,891,720
  Expenses
    Management fees ..........................................      $  558,847
    Service fees - Class A ...................................         252,417
    Service and distribution fees - Class B ..................          14,677
    Trustees' fees and expenses ..............................           7,812
    Accounting and administrative ............................          21,604
    Custodian ................................................          46,390
    Transfer agent ...........................................          69,042
    Audit and tax services ...................................          15,285
    Legal ....................................................           2,232
    Printing .................................................          13,576
    Registration .............................................          20,060
    Miscellaneous ............................................           4,240
                                                                    ----------
  Total expenses .............................................       1,026,182
  Less expenses waived by the investment adviser and
    subadviser ...............................................        (298,132)             728,050
                                                                    ----------           ----------
  Net investment income ......................................                            6,163,670
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Realized loss on investments - net ...........................                             (915,785)
Unrealized depreciation on Investments - net .................                             (907,087)
                                                                                         ----------
Net loss on investment transactions ..........................                           (1,822,872)
                                                                                         ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...................                           $4,340,798
                                                                                         ==========

                          See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(unaudited)

                                                                                         SIX MONTHS
                                                                YEAR ENDED                  ENDED
                                                               DECEMBER 31,               JUNE 30,
                                                                   1997                     1998
                                                               ------------               --------
FROM OPERATIONS
  Net investment income ...................................     $  14,116,845           $  6,163,670
  Net realized loss on investments ........................        (2,347,087)              (915,785)
  Unrealized appreciation (depreciation) on investments ...         1,792,855               (907,087)
                                                                -------------           ------------
  Increase in net assets from operations .........                 13,562,613              4,340,798
                                                                -------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ...............................................       (12,791,602)            (5,651,383)
    Class B ...............................................          (142,367)               (71,249)
                                                                -------------           ------------
                                                                  (12,933,969)            (5,722,632)
                                                                -------------           ------------
DECREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS  ...........................................       (26,369,546)           (15,171,383)
                                                                -------------           ------------
  Total decrease in net assets ..............                     (25,740,902)           (16,553,217)
NET ASSETS
  Beginning of the period .................................       225,629,402            199,888,500
                                                                -------------           ------------
  End of the period ....................                        $ 199,888,500           $183,335,283

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME
  End of the period .......................................     $     (14,193)          $    426,845
                                                                =============           ============

                          See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(unaudited)

                                                                            CLASS A
                                 ------------------------------------------------------------------------------------------------
                                                                                                                       SIX MONTHS
                                                            YEAR ENDED DECEMBER 31,                                       ENDED
                                 ---------------------------------------------------------------------------            JUNE 30,
                                      1993             1994            1995            1996            1997               1998
                                      -----            -----           -----           -----           -----            -----
Net Asset Value, Beginning of
  Period ........................    $ 7.46           $ 7.45          $ 7.20          $ 7.37          $ 7.37           $ 7.39
                                      -----            -----           -----           -----           -----            -----
Income From Investment Operations
Net Investment Income ...........      0.33             0.37            0.47            0.43            0.47(d)          0.23
Net Realized and Unrealized
  Gain (Loss) on Investments ....     (0.03)           (0.31)           0.14           (0.01)          (0.02)           (0.07)
                                      -----            -----           -----           -----           -----            -----
Total From Investment
  Operations ....................      0.30             0.06            0.61            0.42            0.45             0.16
                                      -----            -----           -----           -----           -----            -----
Less Distributions
Distributions From Net
  Investment Income .............     (0.31)           (0.31)          (0.44)          (0.42)          (0.43)           (0.21)
                                      -----            -----           -----           -----           -----            -----
Total Distributions .............     (0.31)           (0.31)          (0.44)          (0.42)          (0.43)           (0.21)
                                      -----            -----           -----           -----           -----            -----
Net Asset Value, End of
  Period ........................    $ 7.45           $ 7.20          $ 7.37          $ 7.37          $ 7.39           $ 7.34
                                     ======           ======          ======          ======          ======           ======
Total Return (%) (c) ............      4.0              0.8             8.6             5.8             6.2               2.2
Ratio of Operating Expenses
  to Average Net Assets (%)
  (a) ...........................      0.60             0.60            0.66            0.70            0.70             0.70(b)
Ratio of Net Investment
  Income to Average Net
  Assets (%) ....................      4.39             4.85            6.29            6.39            6.27             6.03(b)
Portfolio Turnover Rate (%) .....        54               17              73              54              49               91(b)
Net Assets, End of Period
  (000) .........................  $734,251         $489,637        $331,112        $222,809        $196,928         $180,335
(a) The ratio of operating
    expenses to average net
    assets without giving
    effect to voluntary
    expense limitations
    described in Note 4 to
    the Financial Statements
    would have been (%) .........      0.86             0.88            0.89            0.94            0.98                0.99(b)
(b) Computed on an annualized basis.
(c) A sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(d) Per share net investment income does not reflect the period's reclassification of permanent differences between book and tax basis net investment income. See Note 1d to the financial statements.

                          See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS - continued
--------------------------------------------------------------------------------
(unaudited)

                                                                            CLASS B
                                ------------------------------------------------------------------------------------------------
                                 SEPTEMBER 13(a)                                                                      SIX MONTHS
                                     THROUGH                           YEAR ENDED DECEMBER 31,                           ENDED
                                  DECEMBER 31,       ----------------------------------------------------------        JUNE 30,
                                      1993               1994           1995           1996           1997               1998
                                 --------------         ------         ------         ------         ------              ----
Net Asset Value,
  Beginning of Period ............   $ 7.52             $ 7.45         $ 7.20         $ 7.37         $ 7.36             $ 7.38
                                     ------             ------         ------         ------         ------             ------
Income From Investment
  Operations
Net Investment Income ............     0.08               0.29           0.41           0.37           0.41(e)            0.21
Net Realized and
  Unrealized Gain (Loss)
  on Investments .................    (0.08)             (0.29)          0.14          (0.02)         (0.02)             (0.07)
                                     ------             ------         ------         ------         ------             ------
Total From Investment
  Operations .....................     0.00               0.00           0.55           0.35           0.39               0.14
                                     ------             ------         ------         ------         ------             ------
Less Distributions
Distributions From Net
  Investment Income ..............    (0.07)             (0.25)         (0.38)         (0.36)         (0.37)             (0.18)
                                     ------             ------         ------         ------         ------             ------
Total Distributions ..............    (0.07)             (0.25)         (0.38)         (0.36)         (0.37)             (0.18)
                                     ------             ------         ------         ------         ------             ------
Net Asset Value, End of
  Period .........................   $ 7.45             $ 7.20         $ 7.37         $ 7.36         $ 7.38             $ 7.34
                                     ======             ======         ======         ======         ======             ======
Total Return (%) (d) .............      0.0                0.1            7.8            4.9            5.4                1.9
Ratio of Operating
  Expenses to Average
  Net Assets (%) (b) .............     1.35(c)            1.35           1.41           1.45           1.45               1.45(c)
Ratio of Net Investment
  Income to Average Net
  Assets (%) .....................     3.50(c)            4.10           5.54           5.64           5.52               5.28(c)
Portfolio Turnover Rate
  (%) ............................       54(c)              17             73             54             49                 91(c)
Net Assets, End of
  Period (000) ...................     $855             $2,056         $2,368         $2,821         $2,961             $3,001
(a) Commencement of operations.
(b) The ratio of operating
    expenses to average net
    assets without giving
    effect to voluntary expense
    limitations described in
    Note 4 to the Financial
    Statements would have
    been (%) .....................     1.61(c)            1.63           1.65           1.69           1.73               1.74(c)
(c) Computed on an annualized basis.
(d) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(e) Per share net investment income does not reflect the period's reclassification of permanent differences between book and tax basis net investment income. See Note 1d to the financial statements.

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1998
(unaudited)

1. The Fund is a series of New England Funds Trust II, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks a high level of current income consistent with low volatility of principal. The Fund intends to pursue its objective by investing only in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each series of shares a "Fund").

The Fund offers both Class A and Class B shares. Class A shares are sold with a maximum front end sales charge of 1.00%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Expenses of the Fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to differing treatments for income recognition for mortgage-backed securities. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASE AND SALES OF SECURITIES. For the six months ended June 30, 1998 purchases and sales of securities (excluding short-term investments) were as follows:

            PURCHASES                      SALES
            ---------                      -----
        U.S. GOVERNMENT               U.S. GOVERNMENT
        ---------------               ---------------
          $88,818,917                   $101,672,436

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser New England Funds Management, L.P. ("NEFM") at the annual rate of 0.55% of the first $200 million of the Fund's average daily net assets, 0.51% of the next $300 million and 0.47% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Back Bay Advisors L.P. ("Back Bay Advisors") at the rate of 0.275% of the first $200 million of the Fund's average daily net assets, 0.255% of the next $300 million and 0.235% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Back Bay Advisors are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Back Bay Advisors under the management agreement in effect during the six months ended June 30, 1998 are as follows:

            FEES EARNED(a)
            --------------
               $279,424                  NEFM
               $279,423                  Back Bay Advisors

(a) Before reduction pursuant to voluntary expense limitations. See Note 4.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, financial reporting functions and clerical functions relating to the Fund, and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the six months ended June 30, 1998 these expenses amounted to $21,604 and are shown separately in the financial statements as accounting and administrative.

C. SERVICE AND DISTRIBUTION EXPENSE. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1998, the Fund paid New England Funds $252,417 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward into 1998 is $1,929,283.

Under the Class B Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1998, the Fund paid New England Funds $3,669 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B shares. For the six months ended June 30, 1998, the Fund paid New England Funds $11,008 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the six months ended June 30, 1998 amounted to $29,698.

D. TRANSFER AGENT FEES. New England Funds Service Corporation ("NEFSCO") is the transfer and shareholder servicing agent to the Fund. For the six months ended June 30, 1998, the Fund paid NEFSCO $45,470 as compensation for its services in that capacity. For the six months ended June 30, 1998, the Fund received $2,193 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEFSCO, Nvest or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

   Annual Retainer                                       $1,143
   Meeting Fee                                              159/meeting
   Annual Committee Member Retainer                         171
   Annual Committee Chairman Retainer                       114

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have had, had it been invested in the Fund on the normal payment date.

4. EXPENSE LIMITATIONS. Commencing June 1, 1995 and until further notice to the Fund, Back Bay Advisors and NEFM have voluntarily agreed to reduce management fees in order to limit the Fund's expenses to an annual rate of 0.70% of the Fund's Class A average daily net assets and, 1.45% of Class B average daily net assets. From May 1, 1995 through June 1, 1995 expenses were voluntarily limited to 0.65% of Class A average net assets and 1.40% of Class B average net assets. From January 1, 1993 through May 1, 1995 expenses were voluntarily limited to 0.60% of Class A average net assets and 1.35% of Class B average net assets. As a result of the Fund's expenses exceeding the applicable voluntary expense limitation during the six months ended June 30, 1998, Back Bay Advisors reduced its management fee of $279,423 by $149,066 and NEFM reduced its management fee of $279,424 by $149,066.

5. CAPITAL SHARES. At June 30, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class B capital stock. Transactions in capital shares were as follows:

                                                 YEAR ENDED                        SIX MONTHS ENDED
                                             DECEMBER 31, 1997                      JUNE 30, 1998
                                        -----------------------------       ----------------------------
CLASS A                                  SHARES             AMOUNT            SHARES            AMOUNT
--------                                -----------     -------------       ----------      ------------
Shares sold ......................       10,184,271     $  75,205,511        5,290,237      $ 39,011,068
Shares issued in connection with the
  reinvestment of:
  Distributions from net
  investment income ..............          901,119         6,657,982          395,800         2,915,744
                                        -----------     -------------       ----------      ------------
                                         11,085,390        81,863,493        5,686,037        41,926,812
Shares repurchased ...............      (14,678,342)     (108,373,107)      (7,770,485)      (57,157,669)
                                        -----------     -------------       ----------      ------------
Net decrease .....................       (3,592,952)    $ (26,509,614)      (2,084,448)     $(15,230,857)
                                        -----------     -------------       ----------      ------------

                                                 YEAR ENDED                        SIX MONTHS ENDED
                                             DECEMBER 31, 1997                      JUNE 30, 1998
                                        -----------------------------       ----------------------------
CLASS B                                  SHARES             AMOUNT            SHARES            AMOUNT
--------                                -----------     -------------       ----------      ------------
Shares sold ......................          104,271     $     777,704           61,050      $   450,191
Shares issued in connection with the
  reinvestment of:
  Distributions from net
  investment income ..............           17,276           127,549            8,940            65,852
                                        -----------     -------------       ----------      ------------
                                            121,547           905,253           69,990           516,043
Shares repurchased ...............         (103,688)         (765,185)         (61,922)         (456,569)
                                        -----------     -------------       ----------      ------------
Net increase .....................           17,859           140,068            8,068            59,474
                                        -----------     -------------       ----------      ------------
Decrease derived from capital
  shares transactions                    (3,575,093)    $ (26,369,546)      (2,076,380)     $(15,171,383)
                                         ==========     =============       ==========      ============

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

YIELD - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

MATURITY - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the potfolio.

DURATION - A measure, stated in years, of a bond's sensitivity to interest rates. Duration is a means to directly compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% if interest rates rise 1%.

TREASURIES - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

MUNICIPAL BOND - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges.

--------------------------------------------------------------------------------
                              SAVING FOR RETIREMENT
--------------------------------------------------------------------------------
AN EARLY START CAN MAKE A BIG DIFFERENCE

With today's lengthening life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. while it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulates the greater retirement nest egg? For the answer, look at the chart.

--------------------------------------------------------------------------------
                    AN EARLY START CAN MAKE A BIG DIFFERENCE
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, comparing the growth of investments made for 10 years by an investor who begins investing at age 30 to the growth of investments made for twenty-five years by an investor who begins investing at age 40. A hypothetical appreciation of 10% is assumed. The data points from the graph are as follows:]

Investor A - Begins investing at age 30 for 10 years:
Age                                                        Growth of Investments
30                                                                        $2,000
35                                                                       $15,431
40                                                                       $35,062
45                                                                       $90,943
55                                                                      $146,464
60                                                                      $235,882
65                                                                      $379,890


Investor B - Begins investing at age 40 for 25 years:
Age                                                        Growth of Investments
40                                                                        $2,000
45                                                                       $15,431
50                                                                       $37,062
55                                                                       $71,899
60                                                                      $128,005
65                                                                      $216,364

Assumes 10% hypothetical appreciation. For illustrative purposes only and not indicative of future performance of any New England Fund.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start.

New England Funds has prepared a number of informative retirement planning guides. Call your financial representative or New England Funds today, and ask for the guide that best fits your personal needs.

--------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                                   STOCK FUNDS
                                  Bullseye Fund
                               Star Small Cap Fund
                                   Growth Fund
                               Star Advisers Fund
                               Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                               Equity Income Fund
                                  Balanced Fund

                            INTERNATIONAL STOCK FUNDS
                            International Equity Fund
                               Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                              Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                        Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                              Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                        Tax Free Income Fund of New York
                  Intermediate Term Tax Free Fund of California

                               MONEY MARKET FUNDS
                   Cash Management Trust, Money Market Series
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.

              VISIT OUR WORLD WIDE WEB SITE AT WWW.MUTUALFUNDS.COM

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about
          distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

 New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc.
    (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
                The program provides access to information about
        securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 1-800-289-9999 or by
                    visiting their web site at www.NASDR.com.

                                                              ------------------
         [LOGO](R)                                                Bulk Rate
   NEW ENGLAND FUNDS(R)                                          U.S. Postage
Where The Best Minds Meet(R)                                         Paid
                                                                 Brockton, MA
                                                                Permit No. 770
                                                              ------------------


  ---------------------
   399 Boylston Street

  Boston, Massachusetts

           02116
  ---------------------


     [Dalbar Logo]
-----------------------
  1995 o 1996 o 1997

      AR58-0698

[Recycle Logo] Printed on Recycled Paper